                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

          THIS VOTING AGREEMENT, dated as of September 20, 2002 (this "AGREEMENT"), among U-C Holdings, L.L.C., a Delaware limited liability company (the "MAJORITY STOCKHOLDER"), Willis Stein & Partners, L.P., a Delaware limited partnership (the "MANAGING MEMBER" and, together with the Majority Stockholder, the "STOCKHOLDER ENTITIES"), Viacom International Inc., a Delaware corporation ("PARENT") and MTV Networks on Campus Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("BUYER").

          WHEREAS, simultaneously with the execution of this Agreement, CTN Media Group, Inc., a Delaware corporation ("SELLER"), Parent and Buyer are entering into an Asset Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement), which provides, among other things, that Buyer shall purchase from Seller and Seller shall sell to Buyer substantially all of the property and assets of the Business and, in connection therewith, Buyer shall assume certain specified liabilities of Seller related to the Business;

          WHEREAS, pursuant to the Amended and Restated Certificate of Incorporation of Seller, the affirmative vote or consent of a majority of (i) the outstanding shares of each of the Series A Preferred Stock, par value $0.001 per share, of Seller (the "SELLER SERIES A PREFERRED STOCK") and the Series B Preferred Stock, par value $0.001 per share, of Seller (the "SELLER SERIES B PREFERRED STOCK", and together with the Seller Series A Preferred Stock, the "SELLER PREFERRED STOCK") and (ii) the voting power of the outstanding shares of common stock, par value $0.03 per share, of Seller ("SELLER COMMON STOCK") and shares of Seller Preferred Stock (voting together as a single class), is required for Seller to consummate the transactions contemplated by the Purchase Agreement;

          WHEREAS, as of the date hereof, the Majority Stockholder is the record and beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of the number of shares of Seller Common Stock, Seller Series A Preferred Stock and Seller Series B Preferred Stock, set forth on Appendix I hereto (all such Seller Common Stock and Seller Preferred Stock and any shares of Seller Common Stock or Seller Preferred Stock that may be acquired after the date hereof by the Majority Stockholder or any of its Affiliates and prior to the termination of this Agreement, whether upon the exercise or conversion of options, warrants, convertible securities or otherwise, being referred to herein as the "OWNED SHARES");

          WHEREAS, the Owned Shares as of the date hereof constitute approximately 90.8% of the outstanding capital stock of Seller entitled to vote on the adoption of the Purchase Agreement and the approval of the transactions contemplated thereby, and the Majority Stockholder as of the date hereof owns a majority of the outstanding shares of each of the Seller Common Stock, Seller Series A Preferred Stock and the Seller Series B Preferred Stock;

          WHEREAS, the Managing Member owns certain of the outstanding limited liability company interests in the Majority Stockholder (the "LLC INTERESTS") and the Managing Member has the power to direct the voting and disposition of all of the Owned Shares; and

          WHEREAS, on the record date fixed by the Board of Directors of Seller, the Majority Stockholder shall execute and deliver to Seller an irrevocable written consent in accordance with Section 228 of the Delaware Law (the "MAJORITY STOCKHOLDER CONSENT") with respect to all of the Owned Shares, in the form of Exhibit A hereto, in favor of the adoption of the Purchase Agreement and approval of the transactions contemplated thereby; and

          WHEREAS, as an inducement and a condition to entering into the Purchase Agreement and incurring the obligations set forth therein, Parent and Buyer have requested that the Stockholder Entities agree, and the Stockholder Entities hereby agree, to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Purchase Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT

          SECTION 1.01. VOTING AGREEMENT. Until the termination of this Agreement in accordance with the terms hereof, the Stockholder Entities hereby agree that in any corporate action of the Stockholders taken at any meeting of the Stockholders or by written consent in lieu of a meeting of the Stockholders in accordance with the Delaware Law (including the Majority Stockholder Consent), the Stockholder Entities will vote, or cause to be voted (as applicable), all of the Owned Shares entitled to vote at such meeting or, with respect to actions by written consent in lieu of a meeting, will express (and execute and deliver any necessary document or instrument with respect thereto) consent or dissent (as applicable) with respect to all of the Owned Shares: (i) in favor of the adoption of the Purchase Agreement and otherwise in such manner as may be necessary to consummate the transactions contemplated by the Purchase Agreement (including the Majority Stockholder Consent), (ii) against any action, proposal, agreement or transaction that would or could reasonably be expected to result in a breach of any covenant, obligation, agreement, representation or warranty of Seller contained in the Purchase Agreement or of the Stockholder Entities contained in this Agreement, and (iii) against any action, proposal, agreement or transaction that would or could reasonably be expected to result in any condition to Seller's obligations under the Purchase Agreement not being fulfilled. For clarification purposes, this Section 1.01 is not intended to limit or affect in any way the actions of members of the Board of Directors of Seller in their capacities as directors.

          SECTION 1.02. WRITTEN CONSENT. After execution of the Majority Stockholder Consent, the Stockholder Entities shall not revoke, withdraw, modify or amend the Majority Stockholder Consent.

                                   ARTICLE II

           REPRESENTATIONS AND WARRANTIES OF THE MAJORITY STOCKHOLDER

          The Majority Stockholder hereby represents and warrants to Parent and Buyer as follows:

          SECTION 2.01. ORGANIZATION. The Majority Stockholder is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

          SECTION 2.02. AUTHORITY RELATIVE TO THIS AGREEMENT. The Majority Stockholder has all necessary limited liability company power and authority and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Majority Stockholder and the performance by the Majority Stockholder of its obligations hereunder have been duly and validly authorized by all necessary corporate or other requisite action, and no other proceedings on the part of the Majority Stockholder are necessary to authorize this Agreement or its ability to perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Majority Stockholder and, assuming due authorization, execution and delivery by Parent and Buyer, constitutes a legal, valid and binding obligation of the Majority Stockholder, enforceable against the Majority Stockholder in accordance with its terms.

          SECTION 2.03. NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by the Majority Stockholder do not, and the performance of this Agreement by the Majority Stockholder will not, (i) conflict with or violate the organizational documents of the Majority Stockholder, (ii) conflict with or violate any Law applicable to the Majority Stockholder or by which any property or asset of the Majority Stockholder is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any property or asset of the Majority Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the Majority Stockholder from performing its obligations under this Agreement.

          (b) Except for (i) the filing of an amended Schedule 13D pursuant to the Exchange Act by the Majority Stockholder, (ii) the filing and clearance of the Seller Information

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Statement pursuant to the Exchange Act by Seller and (iii) any other consents or approvals required under Section 3.03 of the Purchase Agreement, the execution and delivery of this Agreement by the Majority Stockholder do not, and the performance of this Agreement by the Majority Stockholder will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the Majority Stockholder from performing its obligations under this Agreement.

          SECTION 2.04. TITLE TO THE OWNED SHARES. As of the date hereof, the Majority Stockholder is the record or beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the number of shares of Seller Common Stock and Seller Preferred Stock set forth opposite the Majority Stockholder's name in Appendix I hereto and such shares are all the securities of Seller that are owned, either of record or beneficially, by the Majority Stockholder and are owned by the Majority Stockholder free and clear of all Liens. The Majority Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Owned Shares. The Majority Stockholder owns a majority of the issued and outstanding shares of each class and series of capital stock of Seller.

          SECTION 2.05. ABSENCE OF LITIGATION. There is no Action pending or, to the knowledge of the Majority Stockholder, threatened against the Majority Stockholder or any of its properties or any of its officers or directors (in their capacities as such), before any Governmental Authority that, individually or in the aggregate, would reasonably be expected to prevent, alter, delay or impair the Majority Stockholder's ability to perform its obligations under this Agreement, or otherwise prevent the Majority Stockholder from performing its obligations under this Agreement. There is no Governmental Order or any continuing order of, consent, decree, settlement agreement or other similar agreement with, or, to the knowledge of the Majority Stockholder, continuing investigation by, any Governmental Authority against the Majority Stockholder, or, to the knowledge of the Majority Stockholder, any of its directors or officers (in their capacities as such) that would prevent, enjoin, alter or delay the Majority Stockholder from performing its obligations under this Agreement, or that would reasonably be expected to have a material adverse effect on the Majority Stockholder's ability to perform its obligations under this Agreement.

          SECTION 2.06. REVIEW OF THE PURCHASE AGREEMENT. The Majority Stockholder understands and acknowledges that Parent and Buyer are entering into the Purchase Agreement in reliance upon the Majority Stockholder's execution and delivery of the Majority Stockholder Consent and this Agreement. The Majority Stockholder has read the Purchase Agreement carefully and fully understands the terms and provisions thereof.

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE MANAGING MEMBER

          The Managing Member hereby represents and warrants to Parent and Buyer as follows:

          SECTION 3.01. ORGANIZATION. The Managing Member is a limited partnership validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as it is now being conducted.

          SECTION 3.02. AUTHORITY RELATIVE TO THIS AGREEMENT. The Managing Member has all necessary limited partnership power and authority and legal capacity to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Managing Member and the performance by the Managing Member of its obligations hereunder have been duly and validly authorized by all requisite limited partnership action, and no other proceedings on the part of the Managing Member are necessary to authorize this Agreement or its ability to perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Managing Member and, assuming due authorization, execution and delivery by Parent and Buyer, constitutes a legal, valid and binding obligation of the Managing Member, enforceable against the Managing Member in accordance with its terms.

          SECTION 3.03. NO CONFLICT. (a) The execution and delivery of this Agreement by the Managing Member do not, and the performance of this Agreement by the Managing Member will not, (i) conflict with or violate the organizational documents of the Managing Member, (ii) conflict with or violate any Law applicable to the Managing Member or by which any property or asset of the Managing Member is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any property or asset of the Managing Member pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses
(ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the Managing Member from performing its obligations under this Agreement.

          (b) Except for (i) the filing of an amended Schedule 13D pursuant to the Exchange Act by the Majority Stockholder and (ii) the filing and clearance of the Seller Information Statement pursuant to the Exchange Act by Seller, the execution and delivery of this Agreement by the Managing Member do not, and the performance of this Agreement by the Managing Member will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the Managing Member from performing its obligations under this Agreement.

          SECTION 3.04. CONTROL OF MAJORITY STOCKHOLDER. As of the date hereof, the LLC Interests held by the Managing Member are free and clear of all Liens and the Managing Member has the sole power of disposition and sole voting power, in each case, with respect to such LLC Interests. The Managing Member has the sole power to direct all limited liability company action taken by the Majority Stockholder in connection with this Agreement and the Managing Member has taken all necessary limited partnership action to cause the Majority Stockholder to enter into this Agreement and to execute and deliver to Seller the Majority Stockholder Consent.

          SECTION 3.05. REVIEW OF THE PURCHASE AGREEMENT. The Managing Member understands and acknowledges that Parent and Buyer are entering into the Purchase Agreement in reliance upon the Majority Stockholder's execution and delivery of the Majority Stockholder Consent and this Agreement. The Managing Member has read the Purchase Agreement carefully and fully understands the terms and provisions thereof.

                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

          Parent and Buyer, jointly and severally, hereby represent and warrant to the Stockholder Entities as follows:

          SECTION 4.01. CORPORATE ORGANIZATION. Each of Parent and Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so incorporated, existing or in good standing or to have such power or authority would not prevent or delay either Parent or Buyer from performing their respective obligations under this Agreement, the Purchase Agreement or any of the Ancillary Agreements.

          SECTION 4.02. AUTHORITY RELATIVE TO THIS AGREEMENT. Each of Parent and Buyer has all necessary power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Buyer and the consummation by Parent and Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of either Parent or Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Buyer and, assuming due authorization, execution and delivery by the Stockholder Entities, constitutes a legal, valid and binding obligation of Parent and Buyer, enforceable against such party in accordance with its terms.

                                    ARTICLE V

                                    COVENANTS

          SECTION 5.01. NO DISPOSITION OR ENCUMBRANCE OF OWNED SHARES. The Stockholder Entities hereby agree that, except as contemplated by this Agreement and the Purchase Agreement, the Stockholder Entities shall not (a)(i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate, give or otherwise dispose of, (ii) grant a proxy or power of attorney with respect to, (iii) deposit into any trust or, except as would not be inconsistent with the terms and conditions of this Agreement, enter into a voting agreement or arrangement, or (iv) create or permit to exist any Liens of any nature whatsoever with respect to, any of the Owned Shares or any interest therein (or agree or consent to, or offer to do, any of the foregoing) (collectively, "TRANSFER"), (b) take any action that would make any representation or warranty of the Stockholder Entities herein materially untrue or incorrect or have the effect of preventing or disabling either Stockholder Entity from performing its respective obligations hereunder or delaying the performance of such obligations hereunder, or (c) directly or indirectly initiate, solicit or encourage any Person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing; PROVIDED, HOWEVER, that the Stockholder Entities may, directly or indirectly, Transfer the Owned Shares if the proposed transferee executes and delivers to Parent and Buyer a voting agreement in form and substance substantially similar to this Agreement and delivers to Seller an irrevocable written consent in form substantially similar and in substance identical to the Majority Stockholder Consent.

          SECTION 5.02. CONSENT; FURTHER ACTION. The Managing Member consents to and approves the entering into of this Agreement by the Majority Stockholder and the execution and delivery to Seller of the Majority Stockholder Consent. Each Stockholder Entity hereby gives any consents or waivers that are reasonably required for its performance of its respective obligations under this Agreement. Each Stockholder Entity shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or Buyer may reasonably request for the purpose of ensuring the performance by each Stockholder Entity of its respective obligations under this Agreement.

                                   ARTICLE VI

                                   TERMINATION

          SECTION 6.01. TERMINATION. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earlier of (i) the Closing of the transactions contemplated by the Purchase Agreement or (ii) the termination of the Purchase Agreement in accordance with its terms. Any termination of this Agreement pursuant to this Section 6.01 shall not relieve any party of liability for any breach of this Agreement prior to such termination.

                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.01. EXPENSES. Except as otherwise expressly provided in this Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, financial advisors, experts and consultants to a party hereto and its Affiliates) incurred by a party hereto or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby and all other matters related to the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the transactions contemplated by the Purchase Agreement or any transaction contemplated by this Agreement are consummated.

          SECTION 7.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received (a) on the date of personal delivery, (b) on the date of transmission, if sent by facsimile, (c) one Business Day after having been dispatched via a nationally recognized overnight courier service, or
(d) three Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.02), in each case if received prior to 5 p.m. NYC time on such date and if thereafter, on the following Business Day:

          (a)  if to the Stockholder Entities:

               c/o U-C Holdings, L.L.C.
               One North Wacker Drive
               Suite 4800
               Chicago, IL 60606
               Telecopy:  (312) 422-2424
               Attention: Avy H. Stein
                          Daniel M. Gill
               with a copy to:

               Kirkland & Ellis
               200 E. Randolph Drive
               Chicago, IL 60601
               Telecopy:  (312) 861-2200
               Attention: Margaret A. Gibson, P.C.

          (b)  if to Parent or Buyer:

               Viacom International Inc.
               1515 Broadway
               New York, NY 10036
               Telecopy:  (212) 258-6099
               Attention: General Counsel

               with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, NY 10022
               Telecopy:  (212) 848-7179
               Attention: Christa A. D'Alimonte, Esq.

          SECTION 7.03. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 7.04. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced because of any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

          SECTION 7.05. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of any other party hereto; PROVIDED FURTHER that Buyer may, without such consent, assign any or all of its rights and obligations under this Agreement to any of its Affiliates.

          SECTION 7.06. NO THIRD-PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 7.07. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          SECTION 7.08. AMENDMENTS AND WAIVERS.

          (a) This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 7.09. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a New York state or federal court sitting in the City of New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each party agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.

          SECTION 7.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 7.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 7.12. NO PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to the drafted.

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          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                         U-C HOLDINGS, L.L.C.

                                         By:  Willis Stein & Partners, L.P.
                                         Its: Managing Member

                                         By:  Willis Stein & Partners, L.L.C.
                                         Its: General Partner

                                         By:  /s/ Daniel M. Gill
                                              -------------------------------
                                              Name:  Daniel M. Gill
                                              Title: Managing Director


                                         WILLIS STEIN & PARTNERS, L.P.

                                         By:  Willis Stein & Partners, L.L.C.
                                         Its: General Partner


                                         By:  /s/ Daniel M. Gill
                                              -------------------------------
                                              Name:  Daniel M. Gill
                                              Title: Managing Director


                                         VIACOM INTERNATIONAL INC.

                                         By:  /s/ Mark C. Morril
                                              -------------------------------
                                              Name:  Mark C. Morril
                                              Title: Vice President and Deputy
                                                     General Counsel and
                                                     Assistant Secretary



                                         MTV NETWORKS ON CAMPUS INC.

                                         By:  /s/ Mark C. Morril
                                              -------------------------------
                                              Name:  Mark C. Morril
                                              Title: Vice President and
                                                     Assistant Secretary

                                                                      APPENDIX I

-------------------------------------------------------------------------------------------
                                                    SELLER SERIES A         SELLER SERIES B
MAJORITY STOCKHOLDER       SELLER COMMON STOCK      PREFERRED STOCK         PREFERRED STOCK
-------------------------------------------------------------------------------------------
U-C HOLDINGS, L.L.C.           1,929,435               2,176,664               266,666
-------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                   WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER

          The undersigned (the "MAJORITY STOCKHOLDER"), being the holder of 1,929,435 shares of common stock, $0.03 per share ("SELLER COMMON STOCK"), of CTN Media Group, Inc., a Delaware corporation ("SELLER"), 2,176,664 shares of Series A Preferred Stock, par value $0.001 per share, of Seller ("SELLER SERIES A PREFERRED STOCK") and 266,666 shares of Series B Preferred Stock, par value $0.001 per share, of Seller ("SELLER SERIES B PREFERRED STOCK"), which constitute (1) a majority of the voting power of the outstanding shares of Seller Common Stock, Seller Series A Preferred Stock and Seller Series B Preferred Stock, (2) a majority of the outstanding shares of Seller Series A Preferred Stock and (3) a majority of the outstanding shares of Seller Series B Preferred Stock, in accordance with Section 228 of the General Corporation Law of the State of Delaware, hereby irrevocably consents to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the stockholders of Seller:

          NOW, THEREFORE, BE IT

          RESOLVED, that the Asset Purchase Agreement, dated as of September [19], 2002 (the "PURCHASE AGREEMENT"), by and among Seller, Viacom International Inc., a Delaware corporation ("PARENT") and MTV Networks on Campus Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("BUYER"), pursuant to which, among other things, Buyer shall purchase from Seller and Seller shall sell to Buyer substantially all of the property and assets of the Business (as defined in the Purchase Agreement) and, in connection therewith, Buyer shall assume certain specified liabilities of Seller related to the Business, be, and it hereby is adopted, and the transactions contemplated by the Purchase Agreement be, and they hereby are, approved;

          RESOLVED, that the proper officers of Seller be, and each of them acting alone hereby is directed, in the name and on behalf of Seller, to execute and deliver, or to cause to be executed and delivered, all such other agreements, instruments, certificates and documents, and to do or cause to be done all such further acts and things as they deem necessary or advisable in connection with the transactions contemplated by the Purchase Agreement and any other agreements referred to in or contemplated by the Purchase Agreement and in order to effectuate the purpose and intent of the foregoing resolutions; and that any and all such actions heretofore taken on behalf of Seller in such respects in connection with the documents referred to in these resolutions and the transactions contemplated thereby are hereby ratified, approved and confirmed as the act and deed of Seller; and

          RESOLVED FURTHER, that any and all actions of any officer or director of Seller heretofore taken in any connection whatsoever with the transactions contemplated by the Purchase Agreement be, and they hereby are, ratified, approved and confirmed in all respects.